SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Solicitation Material Under Rule 14a-12

GUIDED THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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GUIDED THERAPEUTICS, INC.

5835 Peachtree Corners East, Suite B

Peachtree Corners, Georgia 30092

June 28, 2021

To the Stockholders of Guided Therapeutics, Inc.

You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Guided Therapeutics, Inc., a Delaware corporation (the “Company”), to be held at 10:00 a.m. local time on July [ ], 2021 at the Company headquarters located at 5835 Peachtree Corners, East, Suite B., Peachtree Corners, Georgia 30092, to consider and vote upon the following proposals:

1.	The election of each of Gene S. Cartright, Mark L. Paupel, Richard P. Blumberg, John E. Inhoff and Michael C. James (each a current member of the Company’s Board of Directors (the “Board”) as diretors of the Company, with each to serve on the Board until the next Annual Meeting of Stockholders or until his successor is elected and qualified or until his earlier death, resignation or removal.

2.	The ratification of the previous appointment by the Board of UHY LLP as the Company’s Independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.	An amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended to effects reverse stock split of the Company’s issued and outstanding common stock in a ratio of up to 1-for-20, with such a ratio to be determined at the sole discretion of the Board and with such reverse stock split to be effected at such time and date on or before December 31, 2021, if at all, as determined by the Board in its sole discretion (the “Reverse Split Proposal”);

4.	An amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to decrease the total number of authorized shares of common stock from 3,000,000,000 to 500,000,000 (the “Charter Amendment Proposal”);

5.	An amendment to the Company’s Certificate of Designation of the Series F preferred stock to increase the total number of authorized shares of Series F preferred stock from 1,500 to 4,000 to be effected at such time and date on or before December 31, 2021, if at all, as determined by the Board in its sole discretion (the Series F Increase Proposal”);

6.	Approval, on an advisory basis, on the compensation of named executive officers;

7.	The frequency of conducting future stockholder advisory votes on the compensation of named executive officers; and

8.	Such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

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THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES FOR AND “FOR” EACH OF THE OTHER PROPOSALS TO BE SUBMITTED AT THE ANNUAL MEETING.

Pursuant to the provisions of the Company’s bylaws, as amended, the Board has fixed the close of business on June 2, 2021 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Accordingly, only common and Series C2 preferred stockholders of record at the close of business on June 2, 2021 are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof. Please carefully review the attached notice and proxy statement for a more complete statement of matters to be considered at the Annual Meeting.

Your vote is very important to us regardless of the number of shares you own. You will not be able to attend the Annual Meeting in person, please read the proxy statement and promptly vote your proxy via the internet or by completing, dating, signing and returning the enclosed proxy to assure representation of your shares at the Annual Meeting.

By Order of the Board of Directors,

/s/ Gene S. Cartwright, Ph.D.
Gene S. Cartwright, Ph.D.
President and Chief Executive Officer, Director

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GUIDED THERAPEUTICS, INC.

5835 Peachtree Corners East, Suite B

Peachtree Corners, Georgia 30092

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on July [ ], 2021

These proxy materials are being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for use at the 2021 Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof. (the “Annual Meeting”). The Annual Meeting will be held at 10:00 a.m. local time on July [ ], 2021, at the Company headquarters located at 5835 Peachtree Corners East, Suite B, Peachtree Corners, Georgia 30092, to consider and vote upon the following proposals:

To the Stockholders of Guided Therapeutics, Inc.

You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Guided Therapeutics, Inc., a Delaware corporation (the “Company”), to be held at 10:00 a.m. local time on July [ ], 2021 at the Company headquarters located at 5835 Peachtree Corners, East, Suite B., Peachtree Corners, Georgia 30092, to consider and vote upon the following proposals:

1.	The election of each of Gene S. Cartright, Mark L. Paupel, Richard P. Blumberg, John E. Inhoff and Michael C. James (each a current member of the Company’s Board of Directors (the “Board”) as diretors of the Company, with each to serve on the Board until the next Annual Meeting of Stockholders or until his successor is elected and qualified or until his earlier death, resignation or removal.

2.	The ratification of the previous appointment by the Board of UHY LLP as the Company’s Independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.	An amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended to effects reverse stock split of the Company’s issued and outstanding common stock in a ratio of up to 1-for-20, with such a ratio to be determined at the sole discretion of the Board and with such reverse stock split to be effected at such time and date on or before December 31, 2021, if at all, as determined by the Board in its sole discretion (the “Reverse Split Proposal”);

4.	An amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to decrease the total number of authorized shares of common stock from 3,000,000,000 to 500,000,000 (the “Charter Amendment Proposal”);

5.	An amendment to the Company’s Certificate of Designation of the Series F preferred stock to increase the total number of authorized shares of Series F preferred stock from 1,500 to 4,000 to be effected at such time and date on or before December 31, 2021, if at all, as determined by the Board in its sole discretion (the Series F Increase Proposal”);

6.	Approval, on an advisory basis, on the compensation of named executive officers;

7.	The frequency of conducting future stockholder advisory votes on the compensation of named executive officers; and

8.	Such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

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The Board unanimously recommends a vote “FOR” the election of the director nominees and “FOR” each of the other proposals submitted at the Annual Meeting.

Holders of record of our common stock and our Series C2 preferred stock at the close of business on June 2, 2021 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. However, to assure your representation at the Annual Meeting, please vote your proxy via the internet or by completing, dating, signing and returning the enclosed proxy. Even if you have previously submitted your proxy, you may choose to vote in person at the Annual Meeting. Whether or not you expect to attend the Annual Meeting, please read the proxy statement and then promptly vote your proxy to ensure your representation at the Annual Meeting. Each share of common stock entitles the holder thereof to one vote. Each share of Series C2 preferred stock entitles the holder thereof to 2,000 votes.

We are furnishing proxy materials on the internet in addition to mailing paper copies of the materials to each of our common and Series C2 preferred stockholders of record. You may also access the materials for the Annual Meeting as well as our other public filings (all of which you are urged to read carefully) by visiting our website: http://www.guidedinc.com/regulatory-filings/.

Your vote is important, regardless of the number of shares you own. The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of the common stock and the holders of the Series C2 preferred stock, voting as a single class, is required to elect the director nominees. The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of common stock and the holders of the Series C2 preferred stock, voting as a single class, is required to ratify the appointment of the Auditor. The majority of the issued and outstanding shares of common stock and Series C2 preferred stock, voting as a single class, entitled to vote at the Annual Meeting is required to approve the Reverse Split Proposal and approve the Charter Amendment Proposal. The majority of the issued and outstanding shares of common stock and Series C2 preferred stock, voting as a single class entitled to vote at the Annual Meeting is required to approve the Series F Increase Proposal. We will obtain the approval of the majority holders of the Series F preferred Stock prior to the increase of the number of Series F preferred stock authorized. The majority of the issued and outstanding shares of common stock and Series C2 preferred stock, voting as a single class, entitled to vote at the Annual Meeting is required to approve, on an advisory basis, the compensation of our named executive officers as disclosed by this proxy statement. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on the compensation of our named executive officers that has been selected by stockholders. However, because the vote on this proposal is only advisory in nature and is not binding on us or our Board. Our Board will review and consider the results of the vote, but may decide that it is in our best interests and the best interests of our stockholders to hold an advisory vote on the compensation of our named executive officers more or less frequently than the option approved by our stockholders.

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A complete list of common and Series C2 preferred stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at the principal executive offices of the Company for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the attached proxy statement are first being disseminated to stockholders on or about June 28, 2021.

By Order of the Board of Directors,

/s/ Gene S. Cartwright, Ph.D.
Gene S. Cartwright, Ph.D.
President and Chief Executive Officer, Director

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF THE DIRECTOR NOMINEES AND EACH OF THE OTHER PROPOSALS.

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PROXY STATEMENT

GUIDED THERAPEUTICS, INC.

ANNUAL MEETING OF STOCKHOLDERS

To be held at 10:00 a.m. local time on July [ ], 2021

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

These proxy materials are being furnished to you in connection with the Company’s solicitation of proxies for use at our 2021 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at 10:00 a.m. local time on July [ ], 2021, at the Company headquarters located at 5835 Peachtree Corners East, Suite B, Peachtree Corners, Georgia 30092, and any postponement(s) or adjournment(s) thereof.

This proxy statement gives you information on each of the proposals put forth by our Board so that you can make an informed decision. These materials were first sent or given to all common and preferred stockholders of record entitled to vote at the Annual Meeting on or about June 28, 2021.

In this proxy statement, we refer to Guided Therapeutics, Inc. as the “Company,” “we,” “us” or “our” or similar terminology.

What is included in these materials?

These materials include:

•	This proxy statement for the Annual Meeting;

•	A proxy card along with voting instructions; and

•	The Company’s Amendment No. 1 to the Annual Report on Form 10-K, as amended, for the year ended December 31, 2020 (the “Annual Report”).

Who can vote at the Annual Meeting of stockholders?

Stockholders who owned shares of our common stock and the holders of the Series C2 preferred stock on June 2, 2021 (the “Record Date”) may attend and vote at the Annual Meeting. There were 13,296,880 shares of common stock and 3,263 shares of Series C2 preferred stock outstanding on the Record Date. Each share of common stock entitles the holder thereof to one vote and each Series C2 preferred stock entitles the holder thereof to 2,000 votes.

What is the proxy card?

The proxy card enables you to appoint Gene S. Cartwright, Ph.D., our President and Chief Executive Officer, and Mark L. Faupel, our Chief Operating Officer, as your representative at the Annual Meeting. By completing and returning the proxy card (or voting online or by telephone, if permissible and as described herein), you are authorizing these persons or each of them to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

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You are being asked to vote:

1.	The election of each of Gene S. Cartright, Mark L. Paupel, Richard P. Blumberg, John E. Inhoff and Michael C. James (each a current member of the Company’s Board of Directors (the “Board”) as diretors of the Company, with each to serve on the Board until the next Annual Meeting of Stockholders or until his successor is elected and qualified or until his earlier death, resignation or removal.

2.	The ratification of the previous appointment by the Board of UHY LLP as the Company’s Independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.	An amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended to effects reverse stock split of the Company’s issued and outstanding common stock in a ratio of up to 1-for-20, with such a ratio to be determined at the sole discretion of the Board and with such reverse stock split to be effected at such time and date on or before December 31, 2021, if at all, as determined by the Board in its sole discretion (the “Reverse Split Proposal”);

4.	An amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to decrease the total number of authorized shares of common stock from 3,000,000,000 to 500,000,000 (the “Charter Amendment Proposal”);

5.	An amendment to the Company’s Certificate of Designation of the Series F preferred stock to increase the total number of authorized shares of Series F preferred stock from 1,500 to 4,000 to be effected at such time and date on or before December 31, 2021, if at all, as determined by the Board in its sole discretion (the Series F Increase Proposal”);

6.	Approval, on an advisory basis, on the compensation of named executive officers;

7.	The frequency of conducting future stockholder advisory votes on the compensation of named executive officers; and

8.	Such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” the election of the director nominees, vote for “THREE YEARS” for conducting future stockholder advisory votes on the compensation of named executive officers, and “FOR” each of the other proposals being put before our stockholders at the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our common stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If you are as stockholder of record, you may submit your proxy over the Internet or by mail. Alternatively, you may vote your shares at the Annual Meeting if you attend the Annual Meeting. If you submit your vote by proxy, the individuals whose names are listed on the proxy card accompanying this proxy statement will act as your proxies and vote your shares as you direct. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgement.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Annual Meeting.

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If I am a holder of record of common stock and/or Series C2 preferred stock, how do I vote?

There are three ways to vote:

(1) In person.  If you are a holder of record of our common stock and/or Series C2 preferred stock, you may vote at the Annual meeting by following the instructions provided when you log-in to the Annual Meeting.

(2) By mail.  As described above, all holders of record of our common stock and Series C2 preferred stock will receive printed versions of the proxy materials, including the proxy card. As such, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

(3) Via the internet. You may vote via the internet by following the instructions provided on your proxy card.

If I am a beneficial owner of shares of our common stock held in street name, how do I vote?

(1) In person.  If you are a beneficial owner of shares of our common stock held in street name and you wish to vote in person at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

(2) By mail.  If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

(3) Via the internet. You may vote by proxy via the internet by following the instructions provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

As a holder of record of our common stock or Series C2 preferred stock, you may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	sending a written notice to Mark L. Faupel, our Chief Operating Officer, stating that you would like to revoke your proxy of a particular date;

•	signing another proxy card with a later date and returning it before the polls close at the Annual Meeting; or

•	Voting at the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to vote at the Annual Meeting, please contact the brokerage firm, bank, broker-dealer or other similar organization that holds your shares to ensure that you have all necessary information required to attend and vote at the Annual Meeting.

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Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name and you do not sign and return your proxy card, your shares will not be voted on non-routine matters. Your broker could vote on routine matters without instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

If your shares are held in your name and you do not sign and return your proxy card, your shares will not be voted.

How are votes counted?

You may vote “for,” “against,” or “abstain” on each of the proposals being placed before our stockholders. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of directors is “non-routine”. Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on that proposal. The ratification of the appointment of the Auditor and the Reverse Split Proposal and the Charter Amendment Proposal and the Series F Increase Proposal are “routine” and therefore a broker may vote on these matters without instructions from the beneficial owner as long as instructions are not given.

How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the common stock and Series C2 preferred stock outstanding as of the Record Date must be present in person or represented by proxy. “Broker non-votes,” which are described above, and abstentions are counted for the purpose of determining the presence of a quorum. In order to meet the quorum requirement for holding the Annual Meeting and transacting business, holders of at least 6,648,441 shares of our common stock and holders of at least 1,632 shares of our Series C2 preferred stock must be present in person or represented by proxy at the Annual Meeting.

How many votes are required to elect the director nominees of the Company?

In the election of the directors, the five people receiving the highest number of affirmative votes from holders of our common stock and holders of our Series C2 preferred stock, voting as a single class, will be elected.

How many votes are required to ratify the Board’s appointment of the Auditor?

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of common stock and Series C2 preferred stock, voting as a single class, is required to ratify the previous appointment by the Board of the Auditor as our independent registered public accounting firm for the year ending December 31, 2021.

How many votes are required to approve the Reverse Split Proposal?

The affirmative vote of a majority of the issued and outstanding shares of common stock and Series C2 preferred stock entitled to vote at the Annual Meeting, voting as a single class, is required to approve the Reverse Split Proposal.

How many votes are required to approve the Charter Amendment Proposal?

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of common stock and Series C2 preferred stock, voting as a single class, is required to approve the Charter Amendment Proposal.

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How many votes are required to approve the Series F Increase Proposal?

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of common stock and Series C2 preferred stock, voting as a single class, is required to approve the Series F Increase Proposal. We will obtain the approval of the majority holders of the Series F preferred stock prior to the increase of the number of Series F preferred stock authorized.

How many votes are required to approve, on an advisory basis, the Compensation of Named Officers Proposal?

This say-on-pay vote is advisory, and therefore, is not binding on us, or our Board. Our Board values the opinions of our stockholders, and to the extent that this resolution is not approved by a majority of the votes properly cast, we may review and consider the results of this advisory vote in future compensation deliberations. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers described in this proxy statement.

How many votes are required to approve the Conducting of Future Stockholder Advisory Votes on the Compensation of Named Officers Proposal?

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on the compensation of our named executive officers that has been selected by stockholders. However, because the vote on this proposal is only advisory in nature and is not binding on us or our Board, our Board will review and consider the results of the vote, but may decide that it is in our best interests and the best interests of our stockholders to hold an advisory vote on the compensation of our named executive officers more or less frequently than the option approved by our stockholders.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be voted “FOR” the director nominees and “FOR” the other proposals being placed before our stockholders at the Annual Meeting.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election at the Annual Meeting and then published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

You can contact our Chief Operating Officer, Mark L. Faupel, by telephone at (770) 242-8723, or by sending a letter to Mr. Faupel at the offices of the Company at 5835 Peachtree Corners East, Suite B, Peachtree Corners, Georgia 30092 with any questions about the proposals described in this proxy statement or how to execute your vote.

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THE ANNUAL MEETING

General

This proxy statement is being furnished to you, as a stockholder of Guided Therapeutics, Inc., as part of the solicitation of proxies by our Board for use at the Annual Meeting to be held on July [ ], 2021, and any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at 10:00 a.m. local time on July [ ], 2021 at 5835 Peachtree Corners East, Suite B, Peachtree Corners, Georgia 30092. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

1.	The election of each of Gene S. Cartright, Mark L. Paupel, Richard P. Blumberg, John E. Inhoff and Michael C. James (each a current member of the Company’s Board of Directors (the “Board”) as diretors of the Company, with each to serve on the Board until the next Annual Meeting of Stockholders or until his successor is elected and qualified or until his earlier death, resignation or removal.

2.	The ratification of the previous appointment by the Board of UHY LLP as the Company’s Independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.	An amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended to effects reverse stock split of the Company’s issued and outstanding common stock in a ratio of up to 1-for-20, with such a ratio to be determined at the sole discretion of the Board and with such reverse stock split to be effected at such time and date on or before December 31, 2021, if at all, as determined by the Board in its sole discretion (the “Reverse Split Proposal”);

4.	An amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to decrease the total number of authorized shares of common stock from 3,000,000,000 to 500,000,000 (the “Charter Amendment Proposal”);

5.	An amendment to the Company’s Certificate of Designation of the Series F preferred stock to increase the total number of authorized shares of Series F preferred stock from 1,500 to 4,000 to be effected at such time and date on or before December 31, 2021, if at all, as determined by the Board in its sole discretion (the Series F Increase Proposal”);

6.	Approval, on an advisory basis, on the compensation of named executive officers;

7.	The frequency of conducting future stockholder advisory votes on the compensation of named executive officers; and

8.	Such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

Recommendations of the Board

After careful consideration, the Board has unanimously determined to recommend that stockholders vote (i) “FOR” the director nominees, (ii) “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, (iii) “FOR” the Reverse Split Proposal (iv) “FOR” the Charter Amendment Proposal, (v) “FOR” the Series F Increase Proposal, (vi) “FOR” Vote on an advisory basis, of the compensation of the named executive officers (vii) for “THREE YEARS” for the frequency of conducting future stockholder advisory votes on named executive officer compensation.

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Record Date and Voting Power

Our Board fixed the close of business on June 2, 2021, as the Record Date for the determination of the outstanding shares of common stock entitled to notice of, and to vote on, the matters presented at this Annual Meeting. As of the Record Date, there were 13,296,880 shares of common stock outstanding and 3,263 shares of Series C2 preferred stock outstanding. Each share of common stock entitles the holder thereof to one vote. Each share of Series C2 preferred stock entitles the holder thereof to 2,000 votes.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the Annual Meeting if the holders of 6,648,441 shares of common stock (representing a majority of the common stock outstanding and entitled to vote at the Annual Meeting) and the holders of 1,632 shares of Series C2 preferred stock (representing a majority of the Series C2 preferred stock outstanding and entitled to vote at the Annual Meeting) is represented Annually at the Annual meeting or by proxy. Abstentions and broker non-votes will count as present for purposes of establishing a quorum.

In the election of the directors, the five people receiving the highest number of affirmative votes from holders of our common stock and holders of our Series C2 preferred stock, voting as a single class, at the Annual Meeting will be elected. Abstentions and broker non-votes will have no effect on this proposal.

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of common stock and holders of Series C2 preferred stock, voting as a single class, is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2021. Abstentions will have no effect on this proposal. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of common stock.

The affirmative vote of a majority of the issued and outstanding shares of common stock and Series C2 preferred stock entitled to vote at the Annual Meeting, voting as a single class, is required for approval of the Reverse Split Proposal. Abstentions will have the effect of a vote against this proposal. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of common stock.

The affirmative vote of a majority of the issued and outstanding shares of common stock and Series C2 preferred stock entitled to vote at the Annual Meeting, voting as a single class, is required for approval of the Charter Amendment Proposal. Abstentions will have the effect of a vote against this proposal. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of common stock.

The affirmative vote of a majority of the issued and outstanding shares of common stock and Series C2 preferred stock entitled to vote at the Annual Meeting, voting as a single class, entitled to vote at the Annual Meeting is required to approve the Series F Increase Proposal. Abstentions will have the effect of a vote against this proposal. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of common stock. We will obtain the approval of the majority holders of the Series F preferred Stock prior to the increase of the number of Series F preferred stock authorized.

This say-on-pay vote is advisory, and therefore, is not binding on us, or our Board. Our Board values the opinions of our stockholders, and to the extent that this resolution is not approved by a majority of the votes properly cast, we may review and consider the results of this advisory vote in future compensation deliberations. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers described in this proxy statement.

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on the compensation of our named executive officers that has been selected by stockholders. However, because the vote on this proposal is only advisory in nature and is not binding on us or our Board, our Board will review and consider the results of the vote, but may decide that it is in our best interests and the best interests of our stockholders to hold an advisory vote on the compensation of our named executive officers more or less frequently than the option approved by our stockholders.

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Voting

There are three ways to vote if you are a holder of record of common stock and/or Series C2 preferred stock:

(1) In person.  If you are a holder of record of our common stock and/or Series C2 preferred stock, you may vote at the Annual meeting by following instructions provided when you log-in to the Annual Meeting.

(2) By mail.  You may vote by mail. As described above, all holders of record of our common stock and our Series C2 preferred stock will receive printed versions of the proxy materials, including the proxy card. As such, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

(3) Via the internet. You may vote via the internet by following the instructions provided on your proxy card.

There are three ways to vote if you are a beneficial owner of shares of common stock held in street name:

(1) In person.  If you are a beneficial owner of shares of common stock held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions.

(2) By mail.  If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

(3) Via the internet. Use the internet to vote by going to the internet address listed on your proxy card; have your proxy card in hand as you will be prompted to enter your control number and to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed a proxy card or submitted an electronic vote and not revoked such proxy card or vote, your proxy will vote on such other matters in accordance with your proxies’ best judgment.

A special note for those who plan to vote at the Annual Meeting: If your shares are held in the name of a broker, bank or other nominee, please contact the brokerage firm, bank, broker-dealer or other similar organization that holds your shares to ensure that you have all necessary information required to attend and vote at the Annual Meeting.

Our Board is asking for your proxy. Giving your proxy to the individuals named herein as designated by the Board means you authorize those individuals (who are our named executive officers) to vote your shares of common stock and/or Preferred Stock at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for the director nominees or each proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of the director nominees, “FOR” the other proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact Mark L. Faupel, Chief Operating Officer of the Company, at (770) 242-8723, or by sending a letter to Mr. Faupel at the offices of the Company at 5835 Peachtree Corners East, Suite B, Peachtree Corners, Georgia 30092.

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Stockholders who hold their shares of common stock in “street name,” meaning that a broker or other nominee is the record holder of their common stock, must either direct the record holder of their shares to vote their shares or obtain a proxy or voting instruction from the record holder to vote their shares at the Annual Meeting.

Expenses

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with Mark L. Faupel, Chief Operating Officer of the Company, either (i) a written notice of revocation bearing a date later than the date of such proxy, (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting Annually.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares of common stock are held in the name of a broker or other nominee who is the record holder, you must follow the instruction of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock and/or Series C2 preferred stock and their proxy holders we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with photo identification at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned shares of the Company as of the Record Date as acceptable proof of ownership.

No Right of Appraisal

None of Delaware law, our Amended and Restated Certificate of Incorporation or our bylaws, as amended (the “Bylaws”), provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Principal Offices

The principal executive offices of the Company are located at 5835 Peachtree Corners East, Suite B, Peachtree Corners, Georgia 30092. The Company’s telephone number at such address is (770) 242-8723.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEES AND “FOR” EACH OF THE OTHER PROPOSALS TO BE SUBMITTED AT THE MEETING.

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PROPOSAL 1
ELECTION OF DIRECTORS

Introduction

The Board has nominated each of Gene S. Cartwright, Mark L. Faupel, Richard P. Blumberg, John E. Imhoff and Michael C. James (each of whom are the current members of the Board) to stand for re-election as directors of the Company at the Annual Meeting. Stockholders will be asked to elect the director nominees named herein, who, if elected, will each hold office until the next Annual Meeting of Stockholders or until his successor is elected and qualified or until his earlier death, resignation or removal. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of the director nominees named herein.

We have been advised by each of the director nominees that he is willing to be named as a nominee and is willing to continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person as nominee, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

For the biographies of our director nominees and other related information, please see “Directors, Executive Officers and Corporate Governance” section of this proxy statement.

Board Qualifications

We believe that the collective skills, experiences and qualifications of the director nominees provide our Board with the expertise and experience necessary to advance the interests of our stockholders.

We believe Dr. Cartwright is well-qualified to serve as a member of our Board because he brings over 30 years of experience working in the IVD diagnostics industry, with great experience in the diagnostics market both in the development and introduction of new diagnostics technologies, as well as extensive successful commercial experience with global businesses.

We believe Dr. Faupel, one of our co-founders, is well-qualified to serve as a member of our Board because he has more than 30 years of experience in developing non-invasive alternatives to surgical biopsies and blood tests, especially in the area of cancer screening and diagnostics.

We believe Dr. Imhoff is well-qualified to serve as a member of our Board because of his experience in clinical trials and in other technical aspects of a medical device company, his background in industrial engineering which allows him to combine his knowledge with clinical applications, and his experience in the investment community.

We believe Mr. Blumberg is well-qualified to serve as a member of our Board because of his extensive experience as a venture capitalist specializing in high-tech and life science companies.

We believe Mr. James is well-qualified to serve as a member of our Board because of his experience both in the areas of company finance and accounting as well his extensive experience in the management of both small and large companies and his entrepreneurial background.

Required Vote

In the election of the directors, the five people receiving the highest number of affirmative votes cast by holders of the common stock and holders of Series C2 preferred stock, voting as a single class, at the Annual Meeting will be elected. Abstentions and broker non-votes will have no effect on this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES.

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PROPOSAL 2
RATIFICATION OF AUDITOR

Introduction

UHY LLP has previously been appointed by our Board to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2021. Stockholders will be asked to ratify the appointment of the Auditor to serve as our independent auditors. The Board is directly responsible for appointing the Company’s independent registered public accounting firm. The Board is not bound by the outcome of this vote but will consider these voting results when selecting the Company’s independent auditor for fiscal year 2021. A representative of the Auditor is expected to be present at the Annual Meeting via telephone.

The Board reviews and approves the audit and non-audit services to be provided by our independent registered public accounting firm during the year, considers the effect that performing those services might have on audit independence and approves management’s engagement of our independent registered public accounting firm to perform those services. The Board reserves the right to appoint a different independent registered public accounting firm at any time during the year if the Board believes that a change is in the best interest of the Company and our stockholders.

We were billed by UHY LLP $164,650 and $100,869 during the fiscal years ended December 31, 2020 and 2019, respectively, for professional services, which include fees associated with the annual audit of financial statements and review of our quarterly reports on Form 10-Q, and other SEC filings.

	2020	2019
Audit fees	$150,000	$95,646
Audit related fees	$8,400	—
Tax fees	$6,250	$5,223
Total Fees	$164,650	$100,869

 Our Board has determined that the services provided by the Auditor are compatible with maintaining the independence of the Auditor as our independent registered public accounting firm.

Required Vote

Ratification of the appointment by the Board of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of common stock and the holders of Series C2 preferred stock, voting as a single class.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT BY THE BOARD OF THE AUDITOR AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

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PROPOSAL 3
REVERSE SPLIT PROPOSAL

Introduction

On May 13, 2021, the Board acted unanimously to approve our Amended and Restated Certificate of Incorporation, as amended, to enable a potential Reverse Split of our outstanding common stock at a ratio of up to 1-for-20, with such ratio to be determined at the sole discretion of the Board and with such reverse split to be effected at such time and date on or before December 31, 2021, if at all, as determined by the Board in its sole discretion. The Board is now asking you to approve the Reverse Split.

Effecting the Reverse Split and corresponding proportionate reduction in outstanding shares of our common stock requires that Article IV of our Certificate of Incorporation be amended to include a reference to the Reverse Split. If approved, the Reverse Split will be effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation, in the form attached to this proxy statement as Annex A, with the Secretary of State of Delaware, with such filing to occur, if at all, at the sole discretion of the Board.

The intention of the Board in obtaining approval for the authority to effect a Reverse Split would be to increase the stock price of our common stock, which the Board believes could enhance the acceptability and marketability of our common stock to the financial community and the investing public and may mitigate any reluctance on the part of certain brokers and investors to trade in our common stock.

In addition, the Board believes the Reverse Split would increase the potential for our common stock to be listed on a U.S. or foreign securities exchange, potentially increasing the liquidity of our common stock, although there can be no assurance that the Reverse Split will be sufficient to satisfy applicable listing requirements for any securities exchange. Many institutional investors have policies prohibiting them from holding stocks in their own portfolios which trade at prices below certain levels. These policies reduce the number of potential investors in our common stock at its current market price.

In addition, analysts at many leading brokerage firms are reluctant to recommend stocks to their clients, or monitor the activity of stocks, that trade at a price per share below certain levels. A variety of brokerage house policies and practices also tend to discourage individual brokers within those firms from dealing in stocks that trade at a price per share below certain levels. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that function to make the handling of such stocks unattractive to brokers from an economic standpoint. Additionally, because brokers’ commissions on such stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our common stock can result in an individual stockholder paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. This factor may also limit the willingness of institutions to purchase our common stock.

One principal effect of the Reverse Split would be to decrease the number of outstanding shares of our common stock (and the shares of common stock underlying our outstanding Series C preferred stock, Series C1 preferred stock and Series C2 preferred stock) as described below. Except for de minimus adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders (whether such stockholders hold common stock or preferred stock) since each stockholder would hold the same percentage of our common stock outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares would not be affected by the Reverse Split. Our preferred stock will not be subject to the Reverse Split, but the shares of common stock receivable upon conversion of such preferred stock will be adjusted as a result of the Reverse Split.

The table below sets forth the number of shares of our common stock outstanding before and after the Reverse Split based on 13,296,880 shares of common stock outstanding as of the Record Date. The table below also sets forth the number of shares of common stock issuable upon conversion of the Series C preferred stock, Series C1 preferred stock and Series C2 preferred stock before and after the Reverse Split based on 13,296,880 shares outstanding, respectively, as of the Record Date.

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	Prior to the reverse split	Assuming a 1-for-2 reverse split	Assuming a 1-for-4 reverse split	Assuming a 1-for-6 reverse split	Assuming a 1-for-8 reverse split	Assuming a 1-for-10 reverse split	Assuming a 1-for-20 reverse split
Aggregate Number of Shares of Common Stock Outstanding	13,296,880	6,648,440	3,324,220	2,216,147	1,662,110	1,329,688	664,844

Aggregate Number of Shares of Common Stock Issuable upon Conversion of Series C Preferred Stock Outstanding	572,000	286,000	143,000	95,333	71,500	57,200	28,600

Aggregate Number of Shares of Common Stock Issuable upon Conversion of Series C1 Preferred Stock Outstanding	2,100,000	1,050,000	525,000	350,000	262,500	210,000	105,000

Aggregate Number of Shares of Common Stock Issuable upon Conversion of Series C2 Preferred Stock Outstanding	6,526,000	3,263,000	1,631,500	1,087,667	815,750	652,600	326,300

The Reverse Split is not part of a broader plan to take us private.

Potential Disadvantages of the Reverse Split

As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our common stock by up to factor of 20. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of common stock will increase the market price of our common stock, we cannot assure you that the Reverse Split will increase the market price of our common stock by a multiple equal to the number of pre-split shares, or result in any permanent increase in the market price of our common stock, which is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our stock capitalization will be reduced, perhaps significantly.

The number of shares held by each individual holder of common stock would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing holders of common stock in the event they wish to sell all or a portion of their position.

Although our Board believes that the decrease in the number of shares of our common stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

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Effecting the Reverse Split

Upon receipt of stockholder approval for the Reverse Split Proposal, if our Board concludes that it is in the best interests of our company and our stockholders to effect the Reverse Split, the Certificate of Amendment will be filed with the Secretary of State of Delaware. The actual timing of the filing of the Certificate of Amendment with the Secretary of State of Delaware to effect the Reverse Split will be determined by our Board in its sole discretion. Even if our stockholders approve the Reverse Split Proposal, no assurances can be given that our Board will approve the Reverse Split. In addition, if for any reason our Board deems it advisable to do so, the Reverse Split (even if approved by the Board) may be abandoned at any time prior to the filing of the Certificate of Amendment, without further action by our stockholders. Finally, the Board alone will have sole discretion to determine the final ratio of the Reverse Split within the parameters contain in the Reverse Split Proposal. The Reverse Split will be effective as of the date of filing with the Secretary of State of the State of Delaware (the “Effective Time”).

Upon the filing of the Certificate of Amendment, without further action on our part or our stockholders, the outstanding shares of common stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of common stock based on a Reverse Split ratio as determined by the Board in its sole discretion. For example, if you presently hold 1,500 shares of our common stock, you would hold 75 shares of our common stock following the Reverse Split if the ratio is 1-for-20.

Effect on Outstanding Shares, Options and Certain Other Securities

If the Reverse Split is implemented, the number of shares of our common stock that may be purchased upon exercise of outstanding options or other securities (including our outstanding preferred stock) convertible into, or exercisable or exchangeable for, shares of our common stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.

Effect on Registration

Our common stock is currently registered under the Securities Act of 1933, as amended, and we are subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The proposed Reverse Split will not affect the registration of our common stock.

Fractional Shares; Exchange of Stock Certificates

Our Board does not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of common stock they hold of record before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of shares of common stock as rounded up to the nearest whole share. For example, if a stockholder holds 150.25 shares of common stock following the Reverse Split, that stockholder will receive a certificate representing 151 shares of common stock. No stockholders will receive cash in lieu of fractional shares.

As of the Record Date, we had 143 holders of record of our common stock (although we have significantly more beneficial holders). We do not expect the Reverse Split and the rounding up of fractional shares to whole shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split.

On or after the Effective Time, we will mail a letter of transmittal to each stockholder of our common stock. Each stockholder of our common stock will be able to obtain a certificate evidencing his, her or its post-Reverse Split shares of common stock only by sending the exchange agent (who will be Computershare Limited, the Company’s transfer agent) the stockholder’s old common stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders of our common stock will not receive certificates for post-Reverse Split shares unless and until their old certificates are surrendered. Stockholders of our common stock should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder, if elected in the letter of transmittal, a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s). A stockholder of our common stock that surrenders his, her or its old stock certificate(s) but does not elect to receive a new stock certificate in the letter of transmittal will be deemed to have requested to hold that stockholder’s shares of common stock electronically in book-entry form with our transfer agent.

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Certain of our registered holders of common stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, the stockholder may return a properly executed and completed letter of transmittal.

Stockholders of our common stock who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees.

Stockholders of our common stock will not have to pay any service charges in connection with the exchange of their certificates.

Anti-Takeover and Dilutive Effects

The common stock and preferred stock that is authorized but unissued provide the Board with flexibility to effect among other transactions, public or private financings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Certificate of Amendment would continue to give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations. The Certificate of Amendment is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued common stock or preferred stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

Accounting Consequences

As of the Effective Time, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Reverse Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of our common stock outstanding.

Federal Income Tax Consequences

The following discussion is a summary of the U.S. federal income tax consequences of the Reverse Split generally applicable to U.S holders (as defined below) of our common stock, and is based upon U.S. federal income tax law and relevant interpretations thereof in effect as of the date of this proxy statement, all of which are subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation that may be important to you in light of your individual circumstances, including if you are subject to special tax rules that apply to certain types of investors (e.g., financial institutions, insurance companies, broker-dealers, partnerships or other pass-through entities for U.S. federal income tax purposes, tax-exempt organizations (including private foundations), taxpayers that have elected mark-to-market tax accounting, or that are subject to the “applicable financial statement” accounting rules of Section 451(b) of the Code (as defined below), S corporations, regulated investment companies, real estate investment trusts, investors that will hold our securities as part of a straddle, hedge, conversion, or other integrated transaction for U.S. federal income tax purposes, or investors that have a functional currency other than the U.S. dollar), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss other U.S. federal tax consequences (e.g., estate or gift tax), any state, local, or non-U.S. tax considerations, the Medicare tax on certain investment income or the alternative minimum tax.

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This summary is limited to U.S. holders that hold our common stock as “capital assets” (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended, (the “Code”). We have not sought, and will not seek, a ruling from the Internal Revenue Service (the “IRS”) regarding any matter discussed herein, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.

For purposes of this summary, a “U.S. holder” is a beneficial holder of common stock who or that, for U.S. federal income tax purposes, is:

•	an individual who is a United States citizen or resident of the United States;

•	a corporation or other entity treated as a corporation for United States federal income tax purposes that is created or organized (or treated as created or organized) in or under the laws of the United States or any state or political subdivision thereof;

•	an estate the income of which is subject to United States federal income taxation regardless of its source; or

•	a trust if (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) it has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock or preferred stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock or preferred stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

Each stockholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Split.

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Split. Accordingly, the aggregate tax basis in the common stock or preferred stock received pursuant to the Reverse Split should equal the aggregate tax basis in the common stock or preferred stock surrendered and the holding period for the common stock or preferred stock received should include the holding period for the common stock or preferred stock surrendered.

Text of Proposed Certificate of Amendment; Effectiveness

The text of the proposed Certificate of Amendment is set forth in Annex A to this proxy statement. If and when effected by our Board, the Certificate of Amendment will become effective upon its filing with the Secretary of State of Delaware.

Required Vote

The affirmative vote of a majority of the issued and outstanding shares of common stock and Series C2 preferred stock entitled to vote at the Annual Meeting, voting as a single class, is required to approve the Reverse Split Proposal. Abstentions are considered present for purposes of establishing a quorum.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REVERSE SPLIT PROPOSAL.

Notwithstanding stockholder approval of the Reverse Split Proposal, the Board may abandon the Reverse Split Proposal without further stockholder action.

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PROPOSAL 4

CHARTER AMENDMENT PROPOSAL

  Introduction

The Board believes it is in the best interest of the Company to decrease the number of authorized shares of common stock from 3,000,000,000 shares to 500,000,000 shares. These shares do not offer any preemptive rights. The text of the proposed amendment to the Amended and Restated Certificate of Incorporation, as amended is attached hereto as Annex B. If this proposal to decrease the number of shares of common stock authorized for issuance is approved at the Annual Meeting, the Company’s number of shares of authorized common stock will be decreased to 500,000,000 shares upon the filing of the Certificate of Amendment with the Secretary of State of Delaware. As of the Record Date, there 13,296,880 shares of common stock authorized and outstanding and no shares of common stock available for issuance. The following discussion is qualified in its entirety by the full test of the Certificate of Amendment, which is incorporated herein by reference.

Reasons for the Decrease

There are a significant number of authorized but unissued shares of our common stock relative to the number of shares outstanding. Because the account of a Delaware corporation’s franchise tax fees is based on the number of authorized shares of its capital stock, a larger number of authorized shares results in increased Delaware franchise tax obligations. We believe that the number of shares of our common stock that are currently authorized, 3,000,000,000 shares, provides significantly more available shares than are necessary for our foreseeable future needs. As a result, the Board has approved and is recommending that our stockholders approve a reduction in the number of shares of our common stock that we are authorized to issue from 3,000,000,000 shares to 500,000,000 shares. The Board believes 500,000,000 authorized shares of common stock will provide us with sufficient flexibility to issue shares of our common stock as needed for general corporate purposes for the foreseeable future. In addition, a reduction to the authorized shares of our common stock is estimated to have the effect of reducing our Delaware franchise tax obligations by a factor of six (6) annually.

Text of Proposed Certificate of Amendment; Effectiveness

The text of the proposed Certificate of Amendment is set forth in Annex B to this proxy statement. If and when effected by our Board, the Certificate of Amendment will become effective upon its filing with the Secretary of State of Delaware.

Required Vote

The affirmative vote of a majority of the issued and outstanding shares of common stock and Series C2 preferred stock entitled to vote at the Annual Meeting, voting as a single class, is required to approve the Charter Amendment Proposal. Abstentions will have the effect of a vote against the Charter Amendment Proposal. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of common stock.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE CHARTER AMENDMENT PROPOSAL.

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PROPOSAL 5

SERIES F INCREASE PROPOSAL

Introduction

The Board believes it is in the best interest of the Company to increase the number of authorized shares of Series F preferred stock from 1,500 shares to 4,000 shares. The text of the proposed amendment to the Certificate of Designation is attached hereto as Annex C. If this proposal to increase the number of authorized shares of Series F preferred stock is approved at the Annual Meeting, the Company’s number of shares of authorized shares of Series F preferred stock will be increased to 4,000 shares upon the filing of the amendment to the Certificate of Designation with the Secretary of State of Delaware. As of the Record Date, there were 1,500 shares of Series F preferred stock authorized.

Reasons for the Increase

In January of 2021, the Company issued 1,500 Series F preferred shares to GPB Debt Holdings II LLC (“GPB”). The private placement pursuant to the Securities Purchase Agreement dated December 23, 2020, in which Series F preferred stock was offered, was well received and oversubscribed. In order to create the necessary preferred shares of the Company to meet the increased demand, the Company filed a certificate of designation titled F-2 convertible preferred stock. On April 15, 2021, certain Series F investors executed an acknowledgement pursuant to which the investors would receive 1,944 shares of Series F2 convertible preferred stock in lieu of the shares of Series F preferred stock. GPB received an acknowledgement, but did not execute it.

We believe that the number of authorized shares of our Series F preferred stock currently designated does not provide the shares necessary in the event GPB does not sign an acknowledgement and accept Series F2 convertible preferred stock in lieu of its Series F preferred stock. As a result, the Board has approved and is recommending that our stockholders approve an increase in the number of Series F preferred shares from 1,500 shares to 4,000 shares. The Board believes 4,000 authorized shares of Series F preferred stock will provide us with sufficient flexibility in the event GPB chooses to keep its Series F preferred stock. If and when effected by our Board, the amendment to the Certificate of Designation will become effective upon its filing with the Secretary of State of Delaware.

Text of Proposed Amendment to the Certificate of Designation; Effectiveness

The text of the proposed amendment is set forth in Annex C to this proxy statement. If and when effected by our Board, the amendment to the Certificate of Designation will become effective upon its filing with the Secretary of State of Delaware.

Required Vote

The affirmative vote of a majority of the issued and outstanding shares of common stock and Series C2 preferred stock entitled to vote at the Annual Meeting, voting as a single class, is required to approve the Series F Increase Proposal. Abstentions will have the effect of a vote against the Series F Increase Proposal. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of common stock. We will obtain the approval of the majority holders of the Series F preferred Stock prior to the increase of the number of Series F preferred stock authorized.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE SERIES F INCREASE PROPOSAL.

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PROPOSAL 6
APPROVAL ON AN ADVISORY BASIS OF THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Introduction

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, the following proposal, commonly known as a “Say on Pay” proposal, enables our stockholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules.

Reasons For Approval On An Advisory Basis Of The Compensation Of Named Executive Officers

Our goal for our executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for our success, and thereby increase stockholder value. We believe that our executive compensation program satisfies this goal and is strongly aligned with the long-term interests of our stockholders.

This “say-on-pay” proposal gives our stockholders the opportunity to express their views on our named executive officers’ compensation.

Vote Required

This say-on-pay vote is advisory, and therefore, is not binding on us, or our Board. Our Board values the opinions of our stockholders, and to the extent that this resolution is not approved by a majority of the votes properly cast, we may review and consider the results of this advisory vote in future compensation deliberations. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers described in this proxy statement.

Recommendation of the Board of Directors

OUR BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL ON AN ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 7
APPROVAL OF THE BASIS OF FREQUENCY TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Introduction

Under the Dodd-Frank Act, public companies are generally required to include in their proxy solicitations at least once every six years an advisory vote on whether an advisory vote on named executive officer compensation (such as the say-on-pay proposal that is included in this proxy statement) should occur every one, two or three years. It is management’s belief, and the recommendation of our Board, that this non-binding advisory vote should occur every three years.

We believe we have effective executive compensation practices. Our Board believes that providing our stockholders with an advisory vote on named executive officer compensation every three years will encourage a long-term approach to evaluating our executive compensation policies and practices. In contrast, focusing on executive compensation over an annual or biennial period would focus on short-term results rather than long-term value creation, which is inconsistent with our compensation philosophy, and could be detrimental to us, our employees and our financial results.

Our Board does not believe that a short review cycle will allow for a meaningful evaluation of our performance against our compensation practices, as any adjustment in pay practices would take time to implement and to be reflected in our financial performance and in the price of our common stock or Preferred Stock. As a result, an advisory vote on executive compensation more frequently than every three years would not, in our judgment, allows stockholders to compare executive compensation to our performance.

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Reasons For Conducting An Advisory Vote On Executive Compensation

We believe that conducting an advisory vote on executive compensation every three years would allow us adequate time to compile meaningful input from stockholders on our pay practices and respond appropriately. This would be more difficult to do on an annual or biennial basis, and we believe that both we and our stockholders would benefit from having more time for a thoughtful and constructive analysis and review of our compensation policies.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years, or you may abstain from voting when you vote in response to the resolution set forth below.

Required Vote

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on the compensation of our named executive officers that has been selected by stockholders. However, because the vote on this Proposal is only advisory in nature and is not binding on us or our Board, our Board will review and consider the results of the vote, but may decide that it is in our best interests and the best interests of our stockholders to hold an advisory vote on the compensation of our named executive officers more or less frequently than the option approved by our stockholders.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THREE YEARS FOR THE FREQUENCY OF CONDUCTING FUTURE STOCKHOLDER ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Our executive officers are elected by and serve at the discretion of our Board. The following table lists information about our directors and executive officers:

Name	Age	Position
Gene S. Cartwright, Ph.D. (*)	66	Chief Executive Officer, President, Acting Chief Financial Officer and Director
Mark L. Faupel, Ph.D. (*)	65	Chief Operating Officer and Director
Richard P. Blumberg (*)	64	Director
John E. Imhoff, M.D. (*)	71	Director
Michael C. James (*)	62	Chairman and Director

*	Director nominee.

Except as set forth below, all of the executive officers have been associated with us in their present or other capacities for more than the past five years. Officers are elected annually by the Board and serve at the discretion of the Board. There are no family relationships among any of our executive officers and directors.

Gene S. Cartwright, Ph.D. joined us in January 2014 as the President, Chief Executive Officer and Acting Chief Financial Officer. He was elected as a director on January 11, 2014. His most recent position was with Omnyx, LLC, a Joint Venture between GE Healthcare and the University of Pittsburgh Medical Center, where, as CEO for over four years he founded and managed the successful development of products for the field of Digital Pathology. Prior to his work with Omnyx, LLC, he was President of Molecular Diagnostics for GE Healthcare. Prior to GE, Dr. Cartwright was Divisional Vice President/General Manager for Abbott Diagnostics’ Molecular Diagnostics business. In his 24-year career at Abbott, he also served as Divisional Vice President for U.S. Marketing for five years. He received a Master of Management degree from Northwestern’s Kellogg School of Management and also holds a Ph.D. in chemistry from Stanford University and an AB from Dartmouth College.

Dr. Cartwright brings over 30 years of experience working in the IVD diagnostics industry. He has great experience in the diagnostics market both in the development and introduction of new diagnostics technologies, as well as extensive successful commercial experience with global businesses. With his background and experience, Dr. Cartwright, as President and Chief Executive Officer, as well as Acting Chief Financial Officer, works with and advises the board as to how we can successfully market and build LuViva international sales.

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Mark L. Faupel, Ph.D., rejoined us as Chief Operating Officer and director on December 8, 2016. He previously served on our Board through 2013 and has more than 30 years of experience in developing non-invasive alternatives to surgical biopsies and blood tests, especially in the area of cancer screening and diagnostics. Dr. Faupel was one of our co-founders and also served as our Chief Executive Officer from May 2007 through 2013. Prior thereto was our Chief Technical Officer from April 2001 to May 2007. Dr. Faupel has served as a National Institutes of Health reviewer, is the inventor on 26 U.S. patents and has authored numerous scientific publications and presentations, appearing in such peer-reviewed journals as The Lancet. Dr. Faupel earned his Ph.D. in neuroanatomy and physiology from the University of Georgia. Dr. Faupel is also a shareholder of Shenghuo Medical, LLC. See Item 13, Certain Relationships and Related Transactions and Director Independence.

Richard P. Blumberg was appointed to the Board on November 10, 2016 and resigned on March 27, 2019, but was reappointed on September 1, 2020. Mr. Blumberg has been a long-time investor in the Company. Since 1978, Mr. Blumberg has been a Principal at Webster, Mrak & Blumberg, a medical-legal and class action labor litigation firm. He is also currently a Managing Member of K2 Medical, LLC formerly known as Shenghuo Medical, LLC (“Shenghuo”), a company with licensing rights in several Asian countries for the Company’s LuViva Advanced Cervical Scan, and is a Managing Member of Elysian Medical, LLC, a company with world-wide rights for certain breast cancer detection technology. He served from 2004 to 2007 as Chief Executive Officer of Energy Logics, a wind power company that developed projects in Alberta, Canada and Montana. Mr. Blumberg holds a B.S. in Electrical Engineering and Computer Science from the University of Illinois and received a J. D. from Stanford University. He also brings extensive experience as a venture capitalist specializing in high-tech and life science companies.

John E. Imhoff, M.D. has served as a member of our Board since April 2006. Dr. Imhoff is an ophthalmic surgeon who specializes in cataract and refractive surgery. He is one of our principal stockholders and invests in many other private and public companies. He has a B.S. in Industrial Engineering from Oklahoma State University, an M.D. from the University of Oklahoma and completed his ophthalmic residency at the Dean A. McGee Eye Institute. He has worked as an ophthalmic surgeon and owner of Southeast Eye Center since 1983.

Dr. Imhoff has experience in clinical trials and in other technical aspects of a medical device company. His background in industrial engineering is especially helpful to us, especially as Dr. Imhoff can combine this knowledge with clinical applications. His experience in the investment community is invaluable to a public company often undertaking capital raising efforts.

Michael C. James has served as a member of our Board since March 2007 and as Chairman of the Board since October 2013. Mr. James is also the Managing Partner of Kuekenhof Capital Management, LLC, a private investment management company, Chief Executive Officer and the Chief Financial Officer of Inergetics, Inc., a nutraceutical supplements company and also the Chief Financial Officer of Terra Tech Corporation, which is a hydroponic and agricultural company. He also holds the position of Managing Director of Kuekenhof Equity Fund, L.P. and Kuekenhof Partners, L.P. Mr. James currently sits on the Board of Directors of Inergetics; Inc. Mr. James was Chief Executive Officer of Nestor, Inc. from January 2009 to September 2009 and served on their Board of Directors from July 2006 to June 2009. He was employed by Moore Capital Management, Inc., a private investment management company from 1995 to 1999 and held position of Partner. He was employed by Buffalo Partners, L.P., a private investment management company from 1991 to 1994 and held the position of Chief Financial and Administrative Officer. He began his career in 1980 as a staff accountant with Eisner LLP. Mr. James received a B.S. degree in Accounting from Farleigh Dickinson University in 1980.

Mr. James has experience both in the areas of company finance and accounting, which is invaluable to us during financial audits and offerings. Mr. James has extensive experience in the management of both small and large companies and his entrepreneurial background is relevant as we develop as a company.

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Code of Ethics

We have adopted a code of ethics that applies to all of our directors, officers and employees. To obtain a copy without charge, contact our Corporate Secretary, Guided Therapeutics, Inc., 5835 Peachtree Corners East, Suite B, Peachtree Corners, Georgia 30092. If we amend our code of ethics, other than a technical, administrative or non-substantive amendment, or we grant any waiver, including any implicit waiver, from a provision of the code that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, we will disclose the nature of the amendment or waiver on our website, www.guidedinc.com, under the “Investor Relations” tab under the tab “About Us.” Also, we may elect to disclose the amendment or waiver in a report on Form 8-K filed with the Securities and Exchange Commission.

Board Qualifications

We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. While we do not have any specific, minimum qualifications that must be met by each of our directors, our Board uses a variety of criteria to evaluate the qualifications and skills necessary for each member of the Board. In addition to the individual attributes of each of our current directors described herein, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Board Meetings

Our Board held 12 meetings in 2020. No director attended fewer than 75% of the meetings of the Board during 2020. We encourage our directors to attend the Annual Meeting of stockholders. In 2020, all of our directors attended our Annual Meeting. The Board works with its members and management to identify new Board members, and will consider nominees recommended by stockholders. Any recommendation should be addressed in writing to the Board, c/o Corporate Secretary, 5835 Peachtree Corners East, Suite B, Peachtree Corners, Georgia 30092.

We do not have an audit committee. Our Board selects and engages the independent registered public accounting firm to audit our annual financial statements and pre-approves all allowable audit services and any special assignments given to the accountants. The Board also determines the planned scope of the annual audit, any changes in accounting principles, the effectiveness and efficiency of our internal accounting staff and the independence of our external auditors.

The Board, in consultation with our Chief Executive Officer, sets the compensation for our officers, reviews management organization and development, reviews significant employee benefit programs and establishes and administers executive compensation programs.

The Board, in consultation with our Chief Executive Officer, reviews and recommends individuals to be nominated as directors. Our Board has historically evaluated all candidates based upon, among other factors, a candidate’s financial literacy, knowledge of our industry or other background relevant to our needs, status as a stakeholder, independence, and willingness, ability and availability for service. Other than the foregoing, there have been no stated minimum criteria for director nominees, although our Board has considered such other factors as it has deemed to be in the best interests of us and our stockholders. The Board has considered diversity as it has deemed appropriate in this context (without having a formal diversity policy), given current needs and the current needs of the Board to maintain a balance of knowledge, experience and capability. When considering diversity, the Board has considered diversity as one factor, of no greater or lesser importance than other factors and has considered diversity in a broad context of race, gender, age, business experience, skills, international experience, education, other Board experience and other relevant factors.

Board Leadership Structure and Role in Risk Oversight

Dr. Cartwright, our President and Chief Executive Officer, also serves as a director; our Board is led by the Chairman, Mr. James, one of our independent directors. Our Board, as a whole, has responsibility for risk oversight. In addition, our management regularly communicates with the Board to discuss important risks for their review and oversight, including regulatory risk and risks stemming from periodic litigation or other legal matters in which we are involved. Given the small size of the Board, the Board feels that this structure for risk oversight is appropriate (except for those risks that require risk oversight by independent directors only).

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The Board is specifically charged with discussing risk management (primarily financial and internal control risk), and receives regular reports from management, independent auditors, internal audit and outside legal counsel on risks related to, among others, our financial controls and reporting. The Board reviews risks related to compensation and makes recommendations to the Board with respect to whether our compensation policies are properly aligned to discourage inappropriate risk-taking, and is regularly advised by management and, as deemed appropriate, outside legal counsel.

Communication with Directors

Any stockholder is welcome to communicate with any director or the Board by writing to a director or the Board as a whole, c/o Corporate Secretary, 5835 Peachtree Corners East, Suite B, Peachtree Corners, Georgia 30092.

Compliance with Section 16 (a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These persons are required by regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of these forms received by us, we believe that, with respect to fiscal year 2020, our officers and directors were in compliance with all applicable filing requirements.

Executive Compensation

Summary Compensation Table

The following table lists specified compensation we paid or accrued during each of the fiscal years ended December 31, 2020 and 2019 to the Chief Executive Officer and our two other most highly compensated executive officers, collectively referred to as the “named executive officers”.

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2020 and 2019 Summary Compensation Table

Name and Principal Position	Year	Salary ($)(4)	Bonus ($)	Option Awards ($)(1)	Other ($)(5)	Total ($)
Gene S. Cartwright, Ph.D. President, CEO Acting CFO and Director (2)	2020 2019	12,000 -	- -	193,200 -	- -	205,200 -
Mark L. Faupel, Ph.D. COO and Director(3)(2)	2020 2019	12,000 -	- -	193,200 -	14,000 36,000	219,200 36,000
Richard Fowler, Senior Vice President of Engineering(2)	2020 2019	- 62,000	- -	- -	21,000 40,000	21,000 111,000

(1)	Option awards figure includes the value of Common Stock option awards at grant date as calculated under FASB ASC 718.

(2)	All amounts reported as accrued. Dr. Cartwright, Dr. Faupel, and Mr. Fowler have elected not to get paid a salary, due to our cash position.

(3)	On December 8, 2016, the Board appointed Dr. Faupel as our new COO and director.

(4)	Dr. Cartwright and Dr. Faupel accrued $1,000 per month as compensation, the amounts have not been paid.

(5)	Other expenses are related to the Company health insurance plan

For 2019, Dr. Cartwright and Dr. Faupel did not receive salary compensation.

For 2020 and 2019, Mr. Fowler accrued base salary of nil and $62,019. On March 2016, Mr. Fowler began working half-time and agreed to reduce his base salary compensation to $107,500 from $215,000 in 2015. For both years he received the usual and customary company benefits. He received no bonus in the years ended December 31, 2020 and 2019. As of December 31, 2020, Mr. Fowler’s total deferred salary plus interest was approximately $546,214. Mr. Fowler became a consultant in 2020, but retained his title.

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Outstanding Equity Awards to Officers at December 31, 2020

Name and Principal Position	Option Awards (#)	Exercise Price ($)
Gene S. Cartwright, Ph.D. (1) President, CEO, Acting CFO and Director	400,000	0.49
Mark L. Faupel, Ph.D. (1) COO and Director	400,000	0.49

Outstanding Equity Awards to Directors at December 31, 2020

Name and Principal Position	Option Awards (#)	Exercise Price ($)
John E. Imhoff, M.D., Director (2)	50,000	0.49
Michael C. James, Chairman and Director (2)	50,000	0.49

(1) 25% vest immediately and 25% each year thereafter, 36 months in total

(2) vest immediately

Director Compensation

For the fiscal years ended December 31, 2020 and 2019, none of our directors received any form of cash compensation.

Certain Relationships and Related Transactions

Our Board recognizes that related person transactions present a heightened risk of conflicts of interest. The Board has the authority to review and approve all related party transactions involving our directors or executive officers.

Under the policy, when management becomes aware of a related person transaction, management reports the transaction to the Board and requests approval or ratification of the transaction. Generally, the Board will approve only related party transactions that are on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third person.

John E. Imhoff is one of our directors. In June 2015, Dr. Imhoff agreed to exchange certain of his warrants, originally issued in December 2014 and exercisable for 1 share of our common stock, for two new warrants that, unlike the original warrant, do not contain any price or share reset provisions. Each new warrant is exercisable for the same number of shares of our common stock as the original warrant, at any time until December 2, 2020. The exercise price of the first new warrant is $57,600 per share and the second new warrant is $70,400 per share but, aside from the exercise price, the new warrants are identical in terms to each other. As additional consideration, we issued Dr. Imhoff an additional 1 share of common stock. Dr. Imhoff participated on terms equal to those of other holders of the December 2014 warrants. As a result of these transactions, Dr. Imhoff’s beneficial ownership of our common stock increased from approximately 11.7% immediately prior to the exchange, to approximately 11.8% immediately afterward.

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In September 2015, Dr. Imhoff participated in our Series C preferred stock issuance by exchanging all of his shares of Series B preferred stock and investing $300,000 in cash, for a total of 1,067 shares of Series C preferred stock and warrants to purchase 211 shares of common stock. Dr. Imhoff participated on terms equal to those of other Series C investors. As a result of these transactions, Dr. Imhoff’s beneficial ownership of our common stock increased from approximately 14% immediately prior to his first acquisition of shares of Series C preferred stock, to 25% immediately afterward.

On March 11, 2016, Dr. Imhoff received 1 share of common stock as a dividend on his Series B preferred stock (previously accrued but unpaid), in accordance with the terms of the Series B preferred stock.

In April 2016, Dr. Imhoff exchanged his shares of Series C preferred stock for a total of 2,400.75 shares of Series C1 preferred stock and 16 shares of common stock. Dr. Imhoff participated on terms equal to those of other Series C1 investors. As a result of this transaction, Dr. Imhoff’s beneficial ownership of our common stock increased from approximately 25% immediately prior to the transaction, to 77% immediately afterward.

In June 2016, Dr. Imhoff agreed to exchange certain of his warrants, exercisable for 6 shares of our common stock and subject to certain antidilution provisions, in exchange for new warrants, exercisable for 11 shares of our common stock, but without those anti-dilution provisions. Dr. Imhoff will be required to surrender his old warrants upon consummation of our next financing resulting in net cash proceeds to us of at least $1 million. The new warrants will have an initial exercise price equal to the exercise price of the surrendered warrants as of immediately prior to consummation of the financing, subject to customary “downside price protection” for as long as our common stock is not listed on a national securities exchange, and will expire five years from the date of issuance

On September 6, 2016, we entered into a royalty agreement with Dr. Imhoff and another party. Pursuant to the royalty agreement, in exchange for a payment of $50,000 by Dr. Imhoff and the other party, we granted them a royalty on future sales of our single-use cervical guides. The royalty rate was initially $0.10 per disposable, until October 2, 2016, at which point the royalty rate increased to $0.20 per disposable. Any royalty payments will be split evenly between Dr. Imhoff and the other party.

Lynne Imhoff (no relation) currently beneficially owns in excess of 10% of our outstanding common stock. In September 2015, Ms. Imhoff participated in our Series C preferred stock issuance by exchanging all of her shares of Series B preferred stock and investing $125,000 in cash, for a total of 300 shares of Series C preferred stock and warrants to purchase 1 shares of common stock. Ms. Imhoff participated on terms equal to those of other Series C investors. As a result of these transactions, Ms. Imhoff’s beneficial ownership of our common stock increased from approximately 2% immediately prior to her first acquisition of shares of Series C preferred stock, to 4% immediately afterward.

In April 2016, Ms. Imhoff exchanged her shares of Series C preferred stock for a total of 675 shares of Series C1 preferred stock and 5 shares of common stock. Ms. Imhoff participated on terms equal to those of other Series C1 investors. As a result of this transaction, Ms. Imhoff’s beneficial ownership of our common stock increased from approximately 4% immediately prior to the transaction, to 45% immediately afterward.

In June 2016, Ms. Imhoff agreed to exchange certain of her warrants, exercisable for 1 share of our common stock and subject to certain antidilution provisions, in exchange for new warrants, exercisable for 2 shares of our common stock, but without those anti-dilution provisions. Ms. Imhoff will be required to surrender her old warrants upon consummation of our next financing resulting in net cash proceeds to us of at least $1 million. The new warrants will have an initial exercise price equal to the exercise price of the surrendered warrants as of immediately prior to consummation of the financing, subject to customary “downside price protection” for as long as our common stock is not listed on a national securities exchange, and will expire five years from the date of issuance.

Mark Faupel is one of our directors and our Chief Operating Officer, and Richard Blumberg is one of our directors. Dr. Faupel is a shareholder of Shenghuo, and Mr. Blumberg, is a managing member of Shenghuo. We entered into a license agreement with Shenghuo pursuant to which we granted Shenghuo an exclusive license to manufacture, sell and distribute our LuViva Advanced Cervical Cancer device and related disposables in Taiwan, Brunei Darussalam, Cambodia, Laos, Myanmar, Philippines, Singapore, Thailand, and Vietnam. Shenghuo has been our exclusive distributor in China, Macau and Hong Kong, and the license extends to manufacturing in those countries as well. Pursuant to the license agreement, Shenghuo had the option to have a designee appointed to our Board. As partial consideration for, and as a condition to, the license, and to further align the strategic interests of the parties, we agreed to issue a convertible note to Shenghuo, in exchange for an aggregate cash investment of $200,000. The note will provide for a payment to Shenghuo of $300,000, expected to be due the earlier of 90 days from issuance and consummation of any capital raising transaction by us with net cash proceeds of at least $1.0 million. The note will accrue interest at 20% per year on any unpaid amounts due after that date. The note will be convertible into shares of our common stock at a conversion price per share of $11,137, subject to customary anti-dilution adjustment. The note will be unsecured and is expected to provide for customary events of default. We will also issue Shenghuo a five-year warrant exercisable immediately for 22 shares of common stock at an exercise price equal to the conversion price of the note, subject to customary anti-dilution adjustment. As of December 31, 2020, the balance was paid.

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In September 2015, Dr. Faupel participated in our Series C preferred stock issuance by investing $100,000 in cash, for a total of 133 shares of Series C preferred stock and warrants to purchase 1 share of common stock. Dr. Faupel participated on terms equal to those of other Series C investors. In April 2016, Dr. Faupel exchanged his shares of Series C preferred stock for a total of 300 shares of Series C1 preferred stock and 2 shares of common stock. Dr. Faupel participated on terms equal to those of other Series C1 investors.

OTHER INFORMATION

The following table lists information regarding the beneficial ownership of our equity securities as of June 5, 2021 by (1) each person whom we know to beneficially own more than 5% of the outstanding shares of our common stock, (2) each director, (3) each officer named in the summary compensation table below, and (4) all directors and executive officers as a group. Unless otherwise indicated, the address of each officer and director is 5835 Peachtree Corners East, Suite B, Peachtree Corners, Georgia 30092.

	Common Stock (2)		Series D Preferred Stock (3)		Series C1 Preferred Stock (4)		Series C2 Preferred Stock (5)
Name and Address of Beneficial Owner (1)	Number of Shares	Percentage	Number of Shares	Percentage	Number of Shares	Percentage	Number of Shares	Percentage
John E. Imhoff (8)	11,066,185	50.42%	300	39.32%	—	—	2,400.75	73.57%

Lynne Imhoff (9)	1,350,005	9.29%	—	—	675.00	64.33%	—	—

Michael C. James/Kuekenhof Equity Fund, LLP (10)	65,506	*	—	—	—	—	—	—

Gene Cartwright (11)	1,312,621	9.07%	50	6.55%	—	—	—	—

Richard L. Fowler (12)	200,006	1.49%	—	—	—	—	—	—

Mark L. Faupel (13)	1,738,156	11.66%	38	4.98%	—	—	300.00	9.17%

Richard P. Blumberg (14)	5,019,260	29.47%	—	—	—	—	—	—

Rosalind Master Fund (15)	4,313,457	25.48%

K2 Medical (16)	3,810,540	25.26%

Auctus (17)	8,779,262	39.98%

Flynn D. Case Living Trust (18)	1,792,912	12.74%

All directors and executive officers as a group (5 persons) (19)	18,985,882	66.83%	388	50.85%	—	—	2,700.75	82.77%

  ____________________

34

		Series F (7)		Series F2
		Preferred Stock		Preferred Stock

Name and Address of Beneficial Owner (1)	Number of Shares	Percentage	Number of Shares	Percentage
John E. Imhoff (8)	10	*	—	—

Lynne Imhoff (9)	—	—	—	—

Michael C. James/Kuekenhof Equity Fund, LLP (10)	—	—	—	—

Gene Cartwright (11)	—	—	110	11%

Richard L. Fowler (12)	—	—	50	5%

Mark L. Faupel (13)	—	—	97	10%

Richard P. Blumberg (14)	—	—	88	9%

Rosalind Master Fund (15)	—	—	—	—

K2 Medical (16)	—	—	—	—

Auctus (17)	—	—	—	—

Flynn D. Case Living Trust (18)	—	—	—	—

All directors and executive officers as a group (5 persons) (19)	345	35%	345	35%

(1) Except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

(2)  Percentage ownership is based on 13,180,417 shares of common stock outstanding as of April 5, 2021. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors that include voting and investment power with respect to shares. Shares of common stock subject to convertible securities convertible or exercisable within 60 days after the record date, are deemed outstanding for purposes of computing the percentage ownership of the person holding those securities but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Note that certain of our outstanding securities, including certain warrants and the shares of Series C1 preferred stock held by the persons listed in this table, have anti-dilution “ratchet” or “price-protection” provisions that, when triggered, will increase the number of shares of common stock underlying such securities. Subject to customary exceptions, these provisions are triggered anytime we issue shares of common stock to third parties at a price lower than the then-current conversion price or exercise price of the subject securities. As a result, the beneficial ownership reported in this table is only as of the date presented, and the beneficial ownership amounts of the persons in this table may increase on a future date, even though such persons have not actually acquired any additional shares of common stock.

(3)  As of April 5, 2021, there were 763 shares of Series D preferred stock shares that will be issued, and each such  share was convertible into approximately 3,000 shares of common stock.

35

(4) As of April 5, 2021, there were 1,049.25 shares of Series C1 preferred stock outstanding, and each such share was convertible into approximately 2,000 shares of common stock. Three shareholders elected to convert 3,263.00 of their Series C1 preferred stock for Series C2 preferred stock.

(5) As of April 5, 2021, there were 3,262.25 shares of Series C2 preferred stock outstanding, and each such share was convertible into approximately 2,000 shares of common stock.

(6) As of April 5, 2021, there were 1,735.5 shares of Series E preferred stock outstanding, and each such share was convertible into approximately 4,000 shares of common stock.

(7) As of April 5, 2021, there were 4,858 shares of Series F preferred stock outstanding, and each such share was convertible into approximately 4,000 shares of common stock.

(8) Shares of common stock consist of 2,375,423 shares of common stock directly held, 2,899,255 shares issuable upon exercise of warrants, 50,007 shares subject to options, 40,000 shares issuable upon conversion of 10 shares of Series F preferred stock shares, 900,000 shares issuable upon conversion of 300 shares of Series D preferred stock shares and 4,801,500 shares issuable upon conversion of 2,400.75 shares of Series C2 preferred stock. Dr. Imhoff is on the Board.

(9) Shares of common stock consist of 5 shares of common stock directly held, and 1,350,000 shares issuable upon conversion of 675.00 shares of Series C1 preferred stock.

(10) Shares of commons stock consist of 7,755 shares of common stock directly held, 7,745 shares issuable upon exercise of warrants, and 50,006 shares subject to options. Mr. James is on the Board.

(11) Shares of commons stock consist of 122,621 shares of common stock directly held, 200,000 shares issuable upon exercise of warrants, 440,000 shares issuable upon conversion of 110 shares of Series F preferred stock, 150,000 shares issuable upon conversion of 50 shares of Series D preferred stock shares and 400,002 shares subject to options.  Dr. Cartwright is the CEO and on the Board.

(12) Shares of commons stock consist of 1 shares of common stock directly held, 200,000 shares issuable upon the conversion of 50 shares of Series F preferred stock and 5 shares subject to options.

(13) Shares of common stock consist of 85,647 shares of common stock directly held, 152,000 shares issuable upon exercise of warrants, 400,009 shares subject to options, 388,000 shares issuable upon conversion of 97 shares of Series F preferred stock, 114,000 shares issuable upon conversion of 38 shares of Series D preferred stock shares and 598,500 shares issuable upon conversion of 300.00 shares of Series C2 preferred stock. Dr. Faupel is the COO and on the Board.

(14) Shares of commons stock consists of 1,167,630 shares of common stock directly held, 1,167,630 shares issuable upon exercise of warrants, 932,000 shares issuable upon conversion of 233 shares of Series E preferred stock, and 1,752,000 shares issuable upon conversion of 438 shares of Series F preferred stock. Mr. Blumberg is on the Board.

(15) Shares of common stock consists of 500,000  shares of common stock directly held, and 1,000,000 shares issuable upon exercise of warrants.

(16) Shares of commons stock consists of 1,905,270 shares of common stock directly held, and 1,905,270 shares issuable upon exercise of warrants.

 (17) Shares of commons stock consists of 8,779,262 shares issuable upon exercise of warrants.

(18)  Shares of commons stock consists of 896,456 shares of common stock directly held, and 896,456 shares issuable upon exercise of warrants.

(19)  Shares of commons stock consists of 3,759,077 shares of common stock directly held, 4,426,630 shares issuable upon exercise of warrants, 900,029 shares subject to options, 2,820,000 shares issuable upon conversion of 705 shares of Series F preferred stock shares 932,000 shares issuable upon conversion of 233 shares of Series E preferred stock shares 1,164,000 shares issuable upon conversion of 388 shares of Series D preferred stock shares and 5,400,000 shares issuable upon conversion of 2,700.75 shares of Series C2 preferred stock.

36

As of June 2, 2021, there were 286 shares of Series C preferred stock outstanding, and each such share was convertible into approximately 2,000 shares of common stock.

Deadline for Submission of Stockholder Proposals for 2022 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2022 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act. Such proposals must be received by the Company at its offices at 5835 Peachtree Corners East, Suite B, Peachtree Corners, Georgia 30092 no later than June 28, 2022.

Stockholders may present proposals intended for inclusion in our proxy statement for our 2022 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company in accordance with the time schedules set forth herein, and otherwise in compliance with, applicable SEC regulations, and the Company’s Bylaws, as applicable. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2022 proxy statement.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Gene S. Cartwright. Mr. Cartwright will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this proxy statement is a copy of our Annual Report on Form 10-K for the year ended December 31, 2020, as amended. Such Annual Report includes the Company’s audited financial statements for the 2020 fiscal year and certain other financial information, which is incorporated by reference herein.

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact Mark L. Faupel, Chief Operating Officer of the Company, at 5835 Peachtree Corners East, Suite B, Peachtree Corners, Georgia 30092.

37

ANNEX A

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

OF GUIDED THERAPEUTICS, INC.

The undersigned, for the purposes of amending the Amended and Restated Certificate of Incorporation, (the “Amended and Restated Certificate of Incorporation”) of Guided Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

FIRST: That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendments to be advisable and calling a meeting of the stockholders of the Corporations for consideration thereof. The resolutions setting forth the proposed amendments is as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be amended by replacing the second paragraph of the Article thereof numbered “Article IV” with the following:

Upon the effectiveness of the amendment to the certificate of incorporation containing this sentence (the “Split Effective Time”) each share of the Common Stock issued and outstanding immediately prior to the date and time of the filing hereof with the Secretary of State of Delaware shall be automatically changed and reclassified into a smaller number of shares such that each 20 shares of issued Common Stock is reclassified into one share of Common Stock. Notwithstanding the immediately preceding sentence, there shall be no fractional shares issued and, in lieu thereof, a holder of Common Stock on the Split Effective Time who would otherwise be entitled to a fraction of a share as a result of the reclassification, following the Split Effective Time, shall receive a full share of Common Stock upon the surrender of such stockholders' old stock certificate. No stockholders will receive cash in lieu of fractional shares.

SECOND: The holders of a majority of the issued and outstanding voting stock of the Corporation have voted in favor of said amendment at a duly convened meeting of the stockholders of the Corporation.

THIRD: The aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Certificate of Incorporation of the Corporation to be duly executed by the undersigned this day of ________, 2021.

GUIDED THERAPEUTICS, INC.

By:
Name:
Title:

A-1

ANNEX B

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

OF GUIDED THERAPEUTICS, INC.

The undersigned, for the purposes of amending the Amended and Restated Certificate of Incorporation, (the “Amended and Restated Certificate of Incorporation”) of Guided Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

FIRST: That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendments to be advisable and calling a meeting of the stockholders of the Corporations for consideration thereof. The resolutions setting forth the proposed amendments is as follows:

RESOLVED, that the Amended and Restated Certificate of Incorporation of the Corporation be amended by changing the first paragraph of the Article thereof numbered “Article IV,” as follows

“The Corporation is authorized to issue two classes of shares of stock to be designated, respectively, Common Stock, $0.001 par value, and Preferred Stock, $0.001 par value. The total number of shares that the Corporation is authorized to issue is 500,000,000 shares. The number of shares of Common Stock authorized is 500,000,000. The number of shares of Preferred Stock authorized is 5,000,000.”

SECOND: The holders of a majority of the issued and outstanding voting stock of the Corporation have voted in favor of said amendment at a duly convened meeting of the stockholders of the Corporation.

THIRD: The aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Certificate of Incorporation of the Corporation to be duly executed by the undersigned this day of ________, 2021.

GUIDED THERAPEUTICS, INC.

By:
Name:
Title:

B-1

ANNEX C

AMENDMENT TO THE

CERTIFICATE OF DESIGNATION OF PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES F CONVERTIBLE PREFERRED STOCK

OF GUIDED THERAPEUTICS, INC.

The undersigned, for the purposes of amending the certificate of designation of preferences, rights and limitations of series F convertible preferred stock, (the “Amended Certificate of Designation”) of Guided Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

FIRST: That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Designation of the Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of the Corporations for consideration thereof. The resolutions setting forth the proposed amendments is as follows:

RESOLVED, that the Certificate of Designation of the Corporation be amended by replacing Section 2 with the following:

Designation, Amount and Par Value. The series of preferred stock shall be designated as its Series F Convertible Preferred Stock (the “Preferred Stock”) and the number of shares shall be up to 4,000. Each share of Preferred Stock shall have a par value of $0.001 per share and a stated value of equal to $1,000.00 subject to increase set forth in Section 3 below (the “Stated Value”).

SECOND: The holders of a majority of the issued and outstanding voting stock, and the Series F preferred stock, of the Corporation have voted in favor of said amendment at a duly convened meeting of the stockholders of the Corporation.

THIRD: The aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Certificate of Incorporation of the Corporation to be duly executed by the undersigned this day of ________, 2021.

GUIDED THERAPEUTICS, INC.

By:
Name:
Title:

C-1

COMMON STOCK PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HOLDER OF COMMON STOCK OF GUIDED THERAPEUTICS, INC. (THE “COMPANY”) HEREBY APPOINTS GENE S. CARTWRIGHT AND MARK L. FAUPEL, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF THE COMPANY HELD OF RECORD BY THE UNDERSIGNED ON JUNE 2, 2021, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY [ ], 2021, OR ANY ADJOURNMENT THEREOF.

1.	To elect five directors to the Company’s Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified.

FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐	To withhold authority to vote for an individual nominee, mark “For All Except” and write the name of the excepted nominee on the line below.

Gene S. Cartwright

Michael C. James

John E. Imhoff

Richard P. Blumberg

Mark L. Faupel

2.	To ratify the appointment by the Board of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

☐ FOR               ☐AGAINST             ☐ ABSTAIN

3.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, regarding the Charter Proposal and to effect a reverse stock split of the Company’s outstanding common stock, at a ratio of up to 1-for-20, with such ratio to be determined at the sole discretion of the Board with such reverse stock split to be effected at such time and date on or before December 31, 2021, if at all, as determined by the Board in its sole discretion.

☐ FOR               ☐ AGAINST             ☐ ABSTAIN

4.	To approve an amendment to the Company’s Certificate of Incorporation, as amended, to decrease the total number of authorized shares of common stock from 3,000,000,000 to 500,000,000;

☐ FOR               ☐ AGAINST             ☐ ABSTAIN

5.	To approve an amendment to the Company’s Certificate of Designation to increase the total number of authorized shares of Series F preferred stock from 1,500 to 4,000;

☐ FOR               ☐ AGAINST             ☐ ABSTAIN

6.	To approve the vote on approval, on an advisory basis, on the compensation of named executive officers; and

☐ FOR                ☐ AGAINST             ☐ ABSTAIN

7.	To approve the vote on the frequency of conducting future stockholder advisory votes on the compensation of named executive officers.

☐ ONE YEAR    ☐ TWO YEARS      ☐ THREE YEARS

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR the director nominees and FOR each of the other proposals described on this card.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GUIDED THERAPEUTICS, INC.

Signature of Stockholder(s)

Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Use the internet to transmit your voting instructions and for electronic delivery of information up until 12:00 A.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

SERIES C2 PREFERRED STOCK PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HOLDER OF SERIES C2 PREFERRED STOCK OF GUIDED THERAPEUTICS, INC. (THE “COMPANY”) HEREBY APPOINTS GENE S. CARTWRIGHT AND MARK L. FAUPEL, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF SERIES C2 PREFERRED STOCK OF THE COMPANY HELD OF RECORD BY THE UNDERSIGNED ON JUNE 2, 2021, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY [ ], 2021, OR ANY ADJOURNMENT THEREOF.

1.           To elect five directors to the Company’s Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified.

FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐	To withhold authority to vote for an individual nominee, mark “For All Except” and write the name of the excepted nominee on the line below.

Gene S. Cartwright

Michael C. James

John E. Imhoff

Richard P. Blumberg

Mark L. Faupel

2.           To ratify the appointment by the Board of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

☐ FOR               ☐ AGAINST             ☐ ABSTAIN

3.           To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, regarding the Charter Proposal and to effect a reverse stock split of the Company’s outstanding common stock, at a ratio of up to 1-for-20, with such ratio to be determined at the sole discretion of the Board with such reverse stock split to be effected at such time and date on or before December 31, 2021, if at all, as determined by the Board in its sole discretion.

☐ FOR              ☐ AGAINST             ☐ ABSTAIN

4.           To approve an amendment to the Company’s Certificate of Incorporation, as amended, to decrease the total number of authorized shares of common stock from 3,000,000,000 to 500,000,000; and

☐ FOR              ☐ AGAINST             ☐ ABSTAIN

5.           To approve an amendment to the Company’s Certificate of Designation to increase the total number of authorized shares of Series F preferred stock from 1,500 to 4,000;

☐ FOR               ☐ AGAINST             ☐ ABSTAIN

6.           To approve the vote on approval, on an advisory basis, on the compensation of named executive officers; and

☐ FOR               ☐ AGAINST             ☐ ABSTAIN

7.           To approve the vote on the frequency of conducting future stockholder advisory votes on the compensation of named executive officers.

☐ ONE YEAR   ☐ TWO YEARS      ☐ THREE YEARS

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR the director nominees and FOR each of the other proposals described on this card.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GUIDED THERAPEUTICS, INC.

Signature of Stockholder(s)

Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Use the internet to transmit your voting instructions and for electronic delivery of information up until 12:00 A.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.